As filed with the Securities and Exchange Commission on May  1, 2006


                                               Securities Act File No. 333-35832
                                       Investment Company Act File No. 811-09917
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                    1933 |X| Pre-Effective Amendment No.                    |_|
                       Post-Effective Amendment No. 8                       |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|
                               Amendment No. 9                              |X|
                        (Check Appropriate Box or Boxes)

                        SENTINEL VARIABLE PRODUCTS TRUST
               (Exact Name of Registrant as Specified in Charter)
                               National Life Drive
                            Montpelier, Vermont 05604
                    (Address of Principal Executive Offices)

                                 (802) 229-7410
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:

          Kerry A. Jung, Esq.                        John A. MacKinnon, Esq.
  c/o Sentinel Asset Management, Inc.             Sidley Austin Brown & Wood LLP
          National Life Drive                           787 Seventh Avenue
       Montpelier, Vermont 05604                     New York, New York 10019
(Name and Address of Agent for Service)

                                ----------------

It is proposed that this filing will become effective (check appropriate box)

      |_|immediately upon filing pursuant to paragraph (b) |X| on May 1, 2006 pursuant to paragraph (b)
      |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
      |_| 75 days after filing pursuant to paragraph (a)(2) |_|on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 ---------------



Title of securities being registered: common shares of beneficial interest, par value $.01 per share.







                        Sentinel Variable Products Trust

                               P R O S P E C T U S


                                Dated May 1, 2006





                    Sentinel Variable Products Balanced Fund
                      Sentinel Variable Products Bond Fund
                  Sentinel Variable Products Common Stock Fund
                  Sentinel Variable Products Growth Index Fund
                 Sentinel Variable Products Mid Cap Growth Fund
                  Sentinel Variable Products Money Market Fund
                  Sentinel Variable Products Small Company Fund
















              This prospectus contains information you should know
                 before investing, including information about risks. Please read it before you invest and keep it for future reference.



       The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Sentinel Variable Products Funds o National Life Drive o Montpelier, VT 05604
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                                TABLE OF CONTENTS


                                                                            Page
What Are Each Fund's Investment Objectives And
      Principal Investment Strategies?.........................................1

What Are Each Fund's Principal Investment Risks?...............................5

How Has Each Fund Performed?...................................................9

What Are Each Fund's Fees And Expenses?.......................................12

How Can I Buy, Sell, Exchange And Transfer Fund Shares?.......................13

How Are The Funds Priced?.....................................................14

Dividends, Capital Gains and Taxes............................................15

Who Manages the Funds?........................................................15

Description of Sentinel Variable Products Trust's Shares......................16

Financial Highlights..........................................................17














In this prospectus, each Sentinel Variable Products Fund is referred to individually as a "Fund." Sentinel Asset Management, Inc. ("Sentinel") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES?

Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel believes it is necessary under adverse conditions to take a temporary defensive position, each Fund other than the Money Market Fund may depart significantly or completely from its principal investment strategies. All of the Funds are "diversified" funds as defined in the Investment Company Act of 1940, as amended, except the Growth Index Fund.

You can find additional information about the securities and investment techniques used by the Funds, including a description of each Fund's other fundamental investment policies, in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus. All other investment strategies and policies described in the prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board.

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THE BALANCED FUND SEEKS A COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME,
WITH RELATIVELY LOW RISK AND RELATIVELY LOW FLUCTUATIONS IN VALUE.
--------------------------------------------------------------------------------

THE BALANCED FUND primarily invests in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.

Sentinel's philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The bond portion of the Fund may invest without limitation in bonds in the fourth highest category of Moody's and Standard and Poor's. It may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 20% of the Fund's total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Balanced Fund is principally subject to stock market and selection, sector, stocks of smaller companies, general foreign securities, general fixed-income securities, dollar rolls, lower-quality bonds, mortgage-backed government securities, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

--------------------------------------------------------------------------------
THE BOND FUND SEEKS HIGH CURRENT INCOME WHILE SEEKING TO CONTROL RISK.
--------------------------------------------------------------------------------

THE BOND FUND invests mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities, and to a limited extent in related derivatives. At least 80% of the Fund's assets will normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities and dollar roll transactions described for the Balanced Fund;
3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel believes have investment qualities comparable to investment-grade corporate securities.

The Fund's policy of investing, under normal circumstances, at least 80% of its assets in bonds is a nonfundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.

The Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks. The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Sentinel to be of comparable credit quality. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Bond Fund is principally subject to general fixed-income securities, dollar rolls, lower-quality bonds, mortgage-backed government securities, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

--------------------------------------------------------------------------------
THE COMMON STOCK FUND SEEKS A COMBINATION OF GROWTH OF CAPITAL, CURRENT INCOME, GROWTH OF INCOME AND RELATIVELY LOW RISK AS COMPARED WITH THE STOCK MARKET AS A WHOLE.
--------------------------------------------------------------------------------

THE COMMON STOCK FUND normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry.

Sentinel's philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Common Stock Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

--------------------------------------------------------------------------------
THE GROWTH INDEX FUND SEEKS TO MATCH, AS CLOSELY AS POSSIBLE BEFORE EXPENSES, THE PERFORMANCE OF THE S&P 500/CITIGROUP GROWTH INDEX
--------------------------------------------------------------------------------

THE GROWTH INDEX FUND seeks to match, as closely as possible before expenses, the performance of the S&P 500/Citigroup Growth Index. The S&P 500/Citigroup Growth Index measures style across seven different growth factors and acknowledges that some companies exhibit neither strong growth nor value attributes. The S&P 500/Citigroup Growth Index is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/Citigroup Growth Index. It normally intends to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/Citigroup Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

The Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/Citigroup Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

The Fund by itself is not a balanced investment program. The Growth Index Fund will generally hold exclusively the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/Citigroup Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large-capitalization growth stocks." The Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks," from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

It is anticipated that the Fund will have relatively low portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P 500/Citigroup Growth Index.

The Growth Index Fund is principally subject to stock market, indexing, investment style, sector, derivatives, non-diversified, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

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THE MID CAP GROWTH FUND SEEKS GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND will invest at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of March 30, 2006, companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $241million and $22 billion. The Fund focuses its investments on common stocks of mid-sized growing companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund normally seeks to invest in companies that, on average, have earnings growth rates which are higher than its benchmarks, have price/earnings ratios lower than its benchmarks, and have returns on equity above those of the benchmarks. Income is not a factor in selecting investments.

Sentinel emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Mid Cap Growth Fund is principally subject to stock market and selection, investment style, sector, stocks of small companies, general foreign securities, derivatives, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

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THE MONEY MARKET FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT
WITH STABLE PRINCIPAL VALUES AND LIQUIDITY.
--------------------------------------------------------------------------------

THE MONEY MARKET FUND invests exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. All such investments will have remaining maturities of 397 days or less. The Fund may also invest up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities in which the Fund could invest directly. The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.


The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.


The Money Market Fund is principally subject to general fixed-income securities, derivatives, not guaranteed, repurchase agreements and securities lending risks.

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THE SMALL COMPANY FUND SEEKS GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

THE SMALL COMPANY FUND normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are consider to be companies which have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes have superior business models, attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The weighted median market capitalization of the Fund's holdings as of March 31, 2006, was $1.660 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Small Company Fund is principally subject to stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

DISCLOSURE OF PORTFOLIO SECURITIES. A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information.

WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT RISKS?

We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus.

PRINCIPAL EQUITY SECURITIES RISKS

--------------------------------------------------------------------------------
THE BALANCED, COMMON STOCK, GROWTH INDEX, MID CAP GROWTH AND SMALL COMPANY FUNDS ARE PRINCIPALLY SUBJECT TO EQUITY SECURITIES RISK.
--------------------------------------------------------------------------------

STOCK MARKET AND SELECTION RISK. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform that stock market or other funds with similar investment objectives and investment strategies.

INDEXING RISK. The Growth Index Fund may not match the performance of the S&P 500/Citigroup Growth Index due to several factors, including the costs of buying and selling of stocks and the timing of cash flows into and out of the Fund.

The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/Citigroup Growth Index to track general stock market performance. S&P's only relationship to the Growth Index Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500/Citigroup Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Growth Index Fund or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/Citigroup Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/CITIGROUP GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/CITIGROUP GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/CITIGROUP GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT STYLE RISK. The Growth Index, Mid Cap Growth and Small Company Funds focus on "growth stocks." The Common Stock Fund and the equity portion of the Balanced Fund focus on both "growth" and "value" stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if
(1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

SECTOR RISK. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Fund's Statement of Additional Information.

STOCKS OF SMALLER COMPANIES RISK. The stocks of small- and mid-capitalization companies in which the Small Company Fund and, to a lesser extent, the Balanced and Mid Cap Growth Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

PRINCIPAL FOREIGN SECURITIES RISKS

--------------------------------------------------------------------------------
THE BALANCED, MID CAP GROWTH AND SMALL COMPANY FUNDS ARE SUBJECT TO FOREIGN SECURITIES RISKS, ALTHOUGH ONLY WHERE THE SECURITIES ARE TRADING IN THE U.S. OR CANADA, AND ONLY WHERE TRADING IS DENOMINATED IN U.S. OR CANADIAN DOLLARS.
--------------------------------------------------------------------------------

GENERAL FOREIGN SECURITIES RISK. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

PRINCIPAL FIXED-INCOME SECURITIES RISKS

--------------------------------------------------------------------------------
THE BALANCED, BOND AND MONEY MARKET FUNDS ARE PRINCIPALLY SUBJECT TO FIXED-INCOME SECURITIES RISKS.
--------------------------------------------------------------------------------

GENERAL FIXED-INCOME SECURITIES RISK. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel will consider, among other things, the market price, credit risk, and general market conditions. DOLLAR ROLLS RISK. The use of dollar rolls by the Balanced and Bond Funds tends to increase the portfolio turnover of these Funds.

--------------------------------------------------------------------------------
LOWER-QUALITY BONDS ARE SUBJECT TO HIGHER RISK THAN HIGHLY RATED BONDS.
--------------------------------------------------------------------------------

LOWER-QUALITY BONDS RISK. The lower-quality bonds in which the Balanced and Bond Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

MORTGAGE-BACKED GOVERNMENT SECURITIES RISK. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the mortgage-backed government securities in which the Balanced and Bond Funds invest. In addition, certain of these securities including those guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

ZERO-COUPON AND SIMILAR BONDS RISK. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. Similar securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced and Bond Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

OTHER PRINCIPAL INVESTMENT RISKS

DERIVATIVES RISK. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

NON-DIVERSIFIED RISK. The Growth Index Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks. As a result, the Fund may be more affected by the performance of a particular stock than a fund investing in a broader range of securities.

NOT GUARANTEED RISK. None of the Funds, including the Bond and Money Market Funds, is guaranteed or insured by the U.S. government. Except for the Money Market Fund, the value of each Fund's shares is expected to fluctuate. PORTFOLIO TURNOVER RISK. In the fiscal year ended December 31, 2005, the Funds shown below had the following rates of portfolio turnover:

         Balanced                                 189%
         Bond                                     386%
         Mid Cap Growth                           163%

For these Funds, an active trading approach increases the Funds' costs and may reduce the Funds' performance.

REPURCHASE AGREEMENTS RISK. If the repurchase agreement counterparty defaults on its repurchase obligation, each Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold".

RESTRICTED AND ILLIQUID SECURITIES RISK. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Balanced and Bond Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund's net asset value.

SECURITIES LENDING RISK. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security).

--------------------------------------------------------------------------------
PERIODICALLY THE FUNDS MAY BE LESS THAN FULLY INVESTED.
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE POSITION RISK. If a Fund, other than the Money Market Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Funds are appropriate for investors who are comfortable with the risks described here. The Money Market Fund is appropriate for investors who need cash immediately. Except for the Money Market Fund, the Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

HOW HAS EACH FUND PERFORMED?

The bar charts and tables shown below provide indications of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for each full calendar year since the Fund began operations (August 1, 2003 for the Balanced and Bond Funds and November 30, 2000 for all other Funds). Fees and charges associated with the separate accounts of National Life Insurance Company that purchase shares of the Funds are not reflected in the bar charts and table below and, if reflected, returns would be less than the results shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Balanced
Total Return (%)

        04        05            [GRAPHIC OMITTED]
       7.44      5.65

During the period(s) shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 4.65% (quarter ended December, 2004) and the lowest return for a quarter was -0.17% (quarter ended March, 2005).


Bond
Total Return (%)

         04       05               [GRAPHIC OMITTED]
        4.75     1.81

During the period(s) shown in the above bar chart, the highest return for a quarter for the Bond Fund was 3.18% (quarter ended June, 2005) and the lowest return for a quarter was -1.62% (quarter ended June, 2004).


Common Stock
Total Return (%)

                [GRAPHIC OMITTED]
          01          02         03         04         05
        -8.1        -17.33     31.43      9.65        7.64


During the period(s) shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 18.28% (quarter ended June, 2003) and the lowest return for a quarter was -16.44% (quarter ended September, 2002).

Growth Index
Total Return (%)

                  [GRAPHIC OMITTED]
         01            02          03       04         05
       -13.44       -24.04       23.97     5.35       2.99

During the period(s) shown in the above bar chart, the highest return for a quarter for the Growth Index Fund was 12.79% (quarter ended December, 2001) and the lowest return for a quarter was -17.55% (quarter ended March, 2001).


Mid Cap Growth
Total Return

                 [GRAPHIC OMITTED]
           01          02         03         04            05
         -24.26     -24.09      41.85      12.33          3.77

During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.51% (quarter ended December, 2001) and the lowest return for a quarter was -33.64% (quarter ended September, 2001).

Money Market
Total Return (%)

                [GRAPHIC OMITTED]

      01        02         03       04       05
     3.70     1.32       0.75     0.96      2.84

During the period(s) shown in the above bar chart, the highest return for a quarter for the Money Market Fund was 1.35% (quarter ended March 2001) and the lowest return for a quarter was 0.15% (quarter ended March 2004).


Small Company
Total Return (%)
                [GRAPHIC OMITTED]

      01            02         03       04       05
     5.35         -13.92     39.44    15.91     8.21

During the period(s) shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.90% (quarter ended December, 2001) and the lowest return for a quarter was -15.94% (quarter ended September, 2002).


Average Annual Total Return Tables

The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return of each Fund. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.


                                                Past One Year    Past Five Years  Since Inception
For the periods ended December 31, 2005
Balanced Fund                                       5.65             -               11.68(1)
S&P 500 Index(3)                                    4.91             -                0.63(1)
Lehman Aggregate Bond Index(4)                      2.43             -                4.32

Bond Fund                                           1.81             -                4.95(1)
Lehman Aggregate Bond Index(4)                      2.43             -                4.32(1)

Common Stock Fund                                   7.64             3.34             4.28(2)
S&P 500 Index(3)                                    4.91             0.54             0.63(2)

Growth Index Fund                                   2.99            -2.43            -3.44(2)
S&P 500/Citigroup Growth Index(5)                   4.01            -1.54            -2.37(2)

Mid Cap Growth Fund                                 3.77            -1.01            -0.72(2)
S&P 500 Index(3)                                    4.91             0.54             0.63(2)

Money Market Fund                                   2.84%            1.91             1.98(2)
Lipper Money Market Funds Average(6)                2.37             1.59             1.65(2)

Small Company Fund                                  8.21             9.66            11.04(2)
Russell 2000 Index(7)                               4.55             8.22             9.85(2)


(1)  From inception on August 1, 2003.
(2)  From inception on November 30, 2000.
(3) The S&P 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
(4) The Lehman Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
(5) The S&P 500/Citigroup Growth Index, which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.
(6) The Lipper Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Money Market Funds category.
(7) The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.

WHAT ARE EACH FUND'S FEES AND EXPENSES?
SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                Not Applicable
Maximum Deferred Sales Charge (Load)                            Not Applicable
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     Not Applicable
Redemption Fees                                                 Not Applicable
Exchange Fees                                                   Not Applicable

Annual Fund Operating Expenses1, (2)
(as a percentage of average net assets)

                                                 Common   Growth   Mid Cap  Money     Small
                            Balanced    Bond     Stock    Index    Growth   Market   Company
Management Fees               0.55%     0.40%    0.40%    0.30%    0.48%    0.25%    0.41%
Other Expenses:
  Accounting and
  Administrative Costs        0.14%     0.14%    0.12%    0.33%    0.14%    0.13%    0.12%
  Other                       0.19%     0.17%    0.15%    1.26%    0.19%    0.18%    0.19%
                          ---------------------------------------------------------------
Total Other Expenses          0.33%     0.31%    0.27%    1.59%    0.33%    0.31%    0.31%
                          ---------------------------------------------------------------
Total Annual Fund
Operating Expenses            0.88%     0.71%    0.67%    1.89%    0.81%    0.56%    0.72%

(1) The above fees and expenses do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchase shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such fees and expenses were included, the overall expenses shown above would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.
     (2)The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel. Currently, Sentinel and/or an affiliate voluntarily waives or reimburses expenses of the Funds shown below to the extent necessary to cap expense ratios at the amounts shown below.


         Balanced          0.79%
         Bond              0.67%
         Common Stock      0.66%
         Growth Index      0.60%
         Mid Cap Growth    0.82%
         Money Market      0.40%
         Small Company     0.74%

These waiver and reimbursement arrangements may be changed or terminated at any time after December 31, 2006. Except for the Balanced and Bond Funds, for which the above caps refer to expense ratios before expense offsets, the Funds' expense caps are applied after expense offsets, which may have the effect that reported expense ratios, which are before expense offsets, are slightly higher than the caps shown above.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of National Life Insurance Company that purchase shares of the Funds are not reflected in the examples below and, if reflected, the overall expenses would be higher. These examples assume that you invest $10,000 in each Fund for the time periods indicated, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT ANY OF THE WAIVERS OR REIMBURSEMENTS.

Fund                      1 year     3 years       5 years      10 years
------------------------- ---------- ----------- ------------ ------------
Balanced                     90         281          488        1,084
Bond                         73         227          395          883
Common Stock                 68         214          373          835
Growth Index                192         594        1,021        2,212
Mid Cap Growth               83         259          450        1,002
Money Market                 57         179          313          701
Small Company                74         230          401          894

HOW CAN I BUY, SELL, EXCHANGE AND TRANSFER FUND SHARES?

Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of National Life Insurance Company. In the future, the Funds may offer shares of one or more of the Funds (including new Funds that might be added to Sentinel Variable Products Trust) to other separate accounts of National Life Insurance Company, to support variable life insurance policies or variable annuity contracts, or shares may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.


Shares of the Funds are sold in a continuous offering and are authorized to be offered to National Life Insurance Company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales charges or redemption charges.

On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

EXCESSIVE TRADING POLICY


Excessive trading, or market timing, by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Trustees of the Funds. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that a policyholder has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the Money Market Fund within a rolling twelve-month period), or (ii) that a policyholder's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consult with a separate account or consider trading done in multiple policies under common ownership or control. The Funds currently do not impose redemption or exchange fees, however.

Policyholders who engage in certain types of regular transactions may be permitted to invest in the Funds if Sentinel determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of policyholders who may be permitted to invest under this provision are persons who make regular periodic allocations to the subaccount investing in the Fund and persons who regularly rebalance their allocations to the subaccounts investing in the Funds.

The excessive trading policy applies uniformly to all policyholders, including policyholders who trade through intermediaries. However, no Fund makes any representation that it can identify and reject all exchange requests in violation of the policy, and as a result policyholders are subject to the risks described above.

HOW ARE THE FUNDS PRICED?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:
o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Trustees determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.
o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

There may occur events that are expected to materially affect the value of a Fund's portfolio securities, regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Board has delegated this responsibility to a pricing committee of Sentinel, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).


The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.


The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's NAV.


DIVIDENDS, CAPITAL GAINS AND TAXES


Each Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income, once per year in December, except for the Money Market Fund, which will declare daily dividends.

Shares of the Funds are offered only to separate accounts of National Life Insurance Company. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to the National Life Insurance Company separate accounts or upon the sale or redemption of shares of the Funds held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

WHO MANAGES THE FUNDS?

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Trustees. Sentinel has the responsibility for making all investment decisions for the Funds.

Sentinel is an indirect wholly owned, indirect subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Funds' investment advisory contracts call for the Funds to pay Sentinel's fees, which were, for the fiscal year ended December 31, 2005:

Balanced Fund                                                $116,231
Bond Fund                                                      94,287
Common Stock Fund                                             249,028
Growth Index Fund                                              11,535
Mid Cap Growth Fund                                           123,750
Money Market Fund                                              67,514
Small Company Fund                                            219,343

Sentinel currently waives all or a portion of its advisory fees for each Fund. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds paid in the fiscal period ending December 31, 2005, after taking these waivers into account, are as follows:

Balanced Fund                                            0.49%
Bond Fund                                                0.38%
Common Stock Fund                                        0.40%
Growth Index Fund                                        0.00%
Mid Cap Growth Fund                                      0.48%
Money Market Fund                                        0.10%
Small Company Fund                                       0.41%

A discussion regarding the basis for the Board of Trustees approving the Funds' advisory contracts is available in the Funds' annual report to shareholders for the most recently completed fiscal period ending December 31st.

PORTFOLIO MANAGERS

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Robert L. Lee. The Small-Cap Team is headed by Charles
C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

The following individuals are the Funds' portfolio managers:

BALANCED FUND

Mr. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2003. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.

BOND FUND

Mr. Brownlee manages the Bond Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 2003. Mr. Brownlee holds the Chartered Financial Analyst designation. COMMON STOCK FUND Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel. Mr. Manion has managed the Fund since 2000. Mr. Manion holds the Chartered Financial Analyst designation.

GROWTH INDEX FUND

Deborah H. Loomis and Theresa M. Sweet co-manage the Growth Index Fund. Ms. Loomis has been associated with Sentinel Asset Management, Inc. or an affiliate since 1999. Ms. Sweet has been associated with Sentinel Asset Management, Inc. or an affiliate since 1986.

MID CAP GROWTH FUND

Mr. Lee manages the Mid Cap Growth Fund. Mr. Lee has been associated with Sentinel since 2000. He has managed the Fund since 1993. Mr. Lee holds the Chartered Financial Analyst designation. MONEY MARKET FUND Darlene Coppola manages the Money Market Fund. Ms. Coppola has been associated with Sentinel or its affiliates since 1974 and has managed the Fund since 2000.

SMALL COMPANY FUND

Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has managed the Fund since 2005. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has managed the Fund since 2004. He holds the Chartered Financial Analyst designation.

For the portfolio manager(s) of each Fund other than the Money Market Fund, the Funds' Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

DESCRIPTION OF SENTINEL VARIABLE PRODUCTS TRUST'S SHARES

Sentinel Variable Products Trust issues a separate class of shares of common stock for each Fund. It may establish additional funds in the future and additional classes of shares for such new funds.

Based on current federal securities law requirements, the Funds expect that National Life Insurance Company will offer owners of its variable life insurance contracts and its variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance and annuity contracts, or for which no timely instructions are received by National Life Insurance Company, are voted by National Life Insurance Company in the same proportion as the voting instructions that are received for all contracts participating in each Fund. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance for the last five fiscal years ended December 31st. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report, which is available upon request.


                                                   INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                                                   ---------------------------------            ------------------
                                                  Net gains or
                                                    losses on
                             Net          Net      securities
                 Fiscal     asset        invest-     (both       Total       Dividend  Distributions             Net asset
                  year      value,        ment     realized      from       (from net      (from                    value,
                (period    beginning     income       and      investment  investment     realized      Total       end of
Fund             ended)    of period     (loss)    unrealized) operations     income       gains)   distributions   period
----             ------    ---------     ------    ----------------------     ------       ------   -------------   ------

BALANCED        08/01/03-
                12/31/03)A   $ 10.00    $   0.08   $     1.43   $   1.51     $   0.09   $     0.16     $   0.25    $  11.26
                12/31/04       11.26        0.20         0.64       0.84         0.25         0.40         0.65       11.45
                12/31/05       11.45        0.26         0.39       0.65         0.27         0.20         0.47       11.63

BOND            08/01/03-
                12/31/03)A   $ 10.00    $   0.18   $     0.36   $   0.54     $   0.19   $     0.10     $   0.29    $  10.25
                12/31/04       10.25        0.46         0.03       0.49         0.48         0.15         0.63       10.11
                12/31/05       10.11        0.43        (0.25)      0.18         0.45          --          0.45        9.84

COMMON          12/31/01     $ 10.49    $   0.11   $    (0.95)  $  (0.84)    $   0.11   $    0.04      $   0.15    $   9.50
STOCK           12/31/02        9.50        0.10        (1.75)     (1.65)        0.10          --          0.10        7.75
                12/31/03        7.75        0.08         2.36       2.44         0.08          --          0.08       10.11
                12/31/04       10.11        0.11         0.87       0.98         0.11          --          0.11       10.98
                12/31/05       10.98        0.13         0.71       0.84         0.13          --          0.13       11.69

GROWTH          12/31/01     $  9.46    $   0.02   $    (1.29)  $  (1.27)    $   0.02   $      --      $   0.02    $   8.17
INDEX           12/31/02        8.17        0.04        (2.00)     (1.96)        0.04          --          0.04        6.17
                12/31/03        6.17        0.06         1.42       1.48         0.06          --          0.06        7.59
                12/31/04        7.59        0.11         0.30       0.41         0.11          --          0.11        7.89
                12/31/05        7.89        0.08         0.16       0.24         0.08          --          0.08        8.05

MID CAP         12/31/01     $ 10.14    $  (0.04)  $    (2.42)  $  (2.46)    $  --      $      --      $   --      $   7.68
GROWTH          12/31/02        7.68       (0.01)       (1.84)     (1.85)       --             --          --          5.83
                12/31/03        5.83       (0.04)        2.48       2.44        --             --          --          8.27
                12/31/04        8.27       (0.04)        1.06       1.02        --             --          --          9.29
                12/31/05        9.29       (0.01)        0.36       0.35        --             --          --          9.64

MONEY           12/31/01     $  1.00    $  0.0361  $    --      $   0.0361   $   0.0361  $     --      $   0.03    $   1.00
MARKET          12/31/02        1.00       0.0132       --          0.0132       0.0132        --          0.01        1.00
                12/31/03        1.00       0.0075       --          0.0075       0.0075        --          0.00        1.00
                12/31/04        1.00       0.0095       --          0.0095       0.0095        --          0.00        1.00
                12/31/05        1.00       0.0280       --          0.0280       0.0280        --          0.02        1.00

SMALL           12/31/01     $ 10.73    $   0.03   $     0.54   $   0.57     $   0.03     $   0.00**** $   0.03    $  11.27
COMPANY         12/31/02       11.27        0.03        (1.60)     (1.57)        0.03         0.01         0.04        9.66
                12/31/03        9.66        0.01         3.80       3.81         0.01         0.01         0.02       13.45
                12/31/04       13.45        0.01         2.13       2.14         0.01         1.33         1.34       14.25
                12/31/05       14.25        0.01         1.16       1.17         0.01         1.47         1.48       13.94





                            RATIOS/SUPPLEMENTAL DATA
                                                                              Ratio of
                                                                           net investment
                                        Ratio of    Ratio of               income (loss)
                                       expenses to  expenses to   Ratio      to average
                                       average net average net   of net      net assets
                                         assets      assets      income        before
              Net assets    Ratio of     before      before    (loss) to     voluntary
    Total      at end of  expenses to  custodian    expense      average      expense        Portfolio
   return*       period    average net   fee      reimburse-       net       reimburse-       turnover
     (%)     (000 omitted)  assets(%)  credits**% ments***(%)   assets(%)    ments***(%)      rate (%)
     ---     -------------  ---------  ----------------------   ---------    -----------      --------


   15.07++      $17,724      0.82+      0.84+      1.04+          1.95+         1.75+           85++
    7.44         20,888      0.78       0.81       0.88           1.79          1.72           230
    5.65         21,578      0.79       0.83       0.88           2.21          2.16           189


    5.38++      $22,380      0.67+      0.69+      0.73+          4.07+         4.03+          162++
    4.75         23,225      0.67       0.69       0.71           4.31          4.29           383
    1.81         23,626      0.67       0.69       0.71           4.24          4.22           386

   (8.10)       $34,245      0.48       0.51       0.74           1.23          1.01            46
  (17.33)        32,308      0.48       0.51       0.71           1.24          1.04            50
   31.43         47,411      0.66       0.68       0.75           0.95          0.88            77
    9.65         59,723      0.65       0.67       0.67           1.11          1.11            51
    7.64         67,720      0.65       0.67       0.67           1.17          1.17            22

  (13.44)       $ 3,926      0.60       0.65       2.30           0.31         (1.34)           33
  (24.04)         4,418      0.60       0.61       2.12           0.62         (0.89)           28
   23.97          3,817      0.60       0.61       3.03           0.88         (1.55)           60
    5.35          4,143      0.60       0.60       2.15           1.37         (0.18)           41
    2.99          3,594      0.60       0.61       1.89           0.87         (0.41)           47

  (24.26)       $22,221      0.71       0.78       0.84          (0.45)        (0.50)           88
  (24.09)        16,963      0.71       0.74       0.85          (0.19)        (0.30)          246
   41.85         25,046      0.82       0.84       0.89          (0.52)        (0.57)          120
   12.33         28,070      0.79       0.80       0.80          (0.45)        (0.45)          109
    3.77         25,638      0.79       0.81       0.81          (0.13)        (0.13)          163

    3.70        $27,611      0.40       0.42       0.56           3.46          3.32            --
    1.32         33,048      0.40       0.40       0.51           1.32          1.22            --
    0.75         29,289      0.40       0.40       0.53           0.75          0.62            --
    0.96         28,689      0.40       0.40       0.54           0.95          0.82            --
    2.84         27,189      0.40       0.40       0.56           2.80          2.64            --

    5.35        $19,044      0.57       0.65       0.94           0.40          0.11            59
  (13.92)        22,651      0.57       0.61       0.81           0.31          0.11            57
   39.44         38,962      0.74       0.76       0.81           0.14          0.08            55
   15.91         53,641      0.70       0.72       0.72           0.10          0.10            52
    8.21         53,831      0.70       0.72       0.72           0.08          0.08            70


(A)  Commenced operations August 1, 2003.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. *** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3) to the Financial Statements.
**** Represents less than $0.005 or $(0.005) of average daily shares outstanding.

SENTINEL VARIABLE PRODUCTS TRUST

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost from the Funds by calling 1-800-732-8939. Because shares of the Funds are not available directly to the public, the Funds do not maintain a website on which their shareholder reports are available.

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Funds to which you have allocated value under your variable life insurance or annuity contract. To receive additional shareholder reports at no cost, call the Funds at 1-800-732-8939.

STATEMENT OF ADDITIONAL INFORMATION
The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-732-8939. Because shares of the Funds are not available directly to the public, the Funds do not maintain a website on which the Statement of Additional Information is available. Please contact your registered representative or the Funds if you have any questions.

Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

SENTINEL VARIABLE PRODUCTS TRUST
National Life Drive
Montpelier, VT 05604


INVESTMENT ADVISOR                          COUNSEL
Sentinel Asset Management, Inc.             Sidley Austin LLP
National Life Drive                         787 Seventh Avenue
Montpelier, VT  05604                       New York, NY 10019


PRINCIPAL UNDERWRITER                       INDEPENDENT  REGISTERED
Equity Services, Inc.                       PUBLIC ACCOUNTING FIRM
One National Life Drive                     PricewaterhouseCoopers LLP
Montpelier, VT 05604                        300 Madison Avenue
                                            New York, NY 10017

CUSTODIAN AND DIVIDEND
PAYING AGENT
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105



Investment Company Act file #811 - 09917.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2006



                        SENTINEL VARIABLE PRODUCTS TRUST
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604
                                 (800) 732-8939


Sentinel Variable Products Balanced Fund ("Balanced Fund")
Sentinel Variable Products Bond Fund ("Bond Fund")
Sentinel Variable Products Common Stock Fund ("Common Stock Fund") Sentinel Variable Products Growth Index Fund ("Growth Index Fund") Sentinel Variable Products Mid Cap Growth Fund ("Mid Cap Growth Fund") Sentinel Variable Products Money Market Fund ("Money Market Fund") Sentinel Variable Products Small Company Fund ("Small Company Fund")

Sentinel Variable Products Trust ("Trust") is a managed, open-end investment company, which continuously offers its shares, to separate accounts of life insurance companies to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of seven separate and distinct funds, all of which are diversified except the Growth Index Fund. The seven funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Trust dated May 1, 2006 ("Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. ("Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Equity Services, Inc. ("ESI"). Both the Advisor and ESI are indirectly wholly owned subsidiaries of National Life Holding Company and affiliates of National Life Insurance Company ("National Life").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The financial statements of the Funds that are included in the Policyholders Report of the Funds dated December 31, 2005 have been incorporated by reference in this Statement of Additional Information. The Prospectus and the Annual Report, which have been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-732-8939. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                                TABLE OF CONTENTS
                                                                           PAGE


The Trust...................................................................3
Investment Objectives and Policies..........................................3
Investment Restrictions.....................................................12
Management of the Trust.....................................................13
Portfolio Managers..........................................................16
Principal Shareholder and Voting Rights.....................................18
The Investment Advisor......................................................18
Proxy Voting Procedures.....................................................19
Selective Disclosure of Portfolio Holdings..................................20
Principal Underwriter.......................................................21
The Fund Services Agreement.................................................21
Portfolio Transactions and Brokerage Commissions............................21
Portfolio Turnover..........................................................23
Capitalization..............................................................23
Purchase and Redemption of Shares...........................................23
Determination of Net Asset Value............................................24
Taxes.......................................................................24
General Information.........................................................25
Financial Statements........................................................26
Appendix A - Description of Bond Ratings....................................A-1
Appendix B - Proxy Voting Procedures........................................B-1

                                    THE TRUST

The Trust was formed as a Delaware business trust on March 14, 2000.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations. Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index Fund, which is a non-diversified investment company.


Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Growth Index Fund, provide that no Fund shall concentrate its investments in a particular industry, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry. For this purpose, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards.


Derivative Transactions.


General. The Common Stock, Mid Cap Growth, Small Company, Growth Index and Balanced Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.


The Bond Fund and the bond portion of the Balanced Fund may (a) purchase and sell exchange traded and OTC put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

Each of these Funds may utilize options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies may limit a Fund's ability to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions. These transactions also could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Bond and Balanced Funds may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.


Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be a protection buyer. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.


Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.


Asset Coverage for Futures Contracts and Options. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds. Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Securities. Before foreign securities are purchased for Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Illiquid and Restricted Securities. The Balanced and the Bond Funds may not invest in illiquid securities, except Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 ("Securities Act"), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Balanced and Bond Funds for the purpose of determining whether Rule 144A Securities in which the Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A Securities by the Balanced and Bond Funds.

To the extent that liquid Rule 144A Securities or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the Advisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Initial Public Offerings. From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the Advisor believes the investment is appropriate and desirable for that client. In making this judgment, the Advisor may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Advisor contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Advisor also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Advisor may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Advisor may make different investment decisions for different clients about the same IPO.

A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The fixed-income portion of the Balanced Fund and the Bond Fund may invest in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when, in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities, issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Non-Diversified Funds. The Growth Index Fund is a non-diversified fund under the 1940 Act. Therefore, it could invest all of its assets in securities of a single issuer. However, the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, these Funds are more susceptible to economic, political and regulatory developments and the change in value of any one security will have a greater effect on the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

Real Estate Investment Trusts. The Small Company Fund may invest in real estate investment trusts ("REIT"). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended ("Code") lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Capital Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Securities Lending Program. In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, such as Treasury bills, notes, and bonds; the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.



When Issued Purchases. The Bond and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

                             INVESTMENT RESTRICTIONS

The Trust's Board of Trustees has adopted a number of investment policies for the Trust. One such policy, which is a fundamental policy, is that each of the Common Stock Fund, Mid Cap Growth Fund, Small Company Fund, Balanced Fund and Bond Fund cannot purchase securities of any one issuer (other than U. S. Government Securities) if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash. These five Funds also may not invest more than 25% of their total assets in a particular industry, although these Funds may from time to time invest more than 25% of their assets in broad industrial sectors. The Growth Index Fund may concentrate in a particular industry to the extent necessary to match its target index.

It is also a fundamental policy of the Trust that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities. None of the Funds may purchase securities on margin. The Trust may not issue senior securities. The Trust may not loan money, but may lend its securities. Loans of securities are not a principal investment strategy of any of the Funds, however. Also, the Trust may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Trust, the Advisor or underwriter, or any of their officers or directors, any securities other than shares of beneficial interest of the Trust. None of the Funds may deal in commodities or commodities contracts. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

The Trust may not purchase more than 10% of the voting securities of any issuer. The Trust may not invest in companies for purposes of exercising control or management.

The Trust's investment policies will be affected by the insurance laws of certain states, which may impose certain limitations on the permissible investments of the Funds.

It is a nonfundamental policy of Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

It is a nonfundamental policy of Mid Cap Growth Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

It is a nonfundamental policy of Common Stock Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days prior written notice of such change.

It is a nonfundamental policy of Bond Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds, unless the Fund provides shareholders with 60 days prior written notice of such change.

Each Fund may at any time assume a temporary defensive position, if prudent in the opinion of the Advisor. In the event that any Fund assumes a temporary defensive position, it may invest without limitation in securities of the U.S. Treasury or U.S. government agencies or instrumentalities, or high quality money market instruments which are eligible investments for money market funds.

Restrictions and policies established by resolution of the Board of Trustees, unless specifically identified as fundamental policies, may be changed by the Board, with any material changes to be reported to shareholders. Among those presently in effect is a policy which provides that assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having assets of not less than $2,000,000,000. The securities of foreign issuers may be selected as being suitable for one or more of the Funds.

                                              MANAGEMENT OF THE TRUST

Management is made up of (i) the Trust's Board of Trustees, which is responsible for the Trust's operations; (ii) the officers of the Trust, who are responsible to the Board; and (iii) the Advisor, which under agreements with the Trust, supervises and assists in the management of the Funds and the purchase and sale of securities. See "The Investment Advisor," below.


During the fiscal year ended December 31, 2005, the Audit Committee of the Board of Trustees, which is comprised of the non-interested Trustees, held 4 meetings. The functions of the Audit Committee are: the engagement or discharge of the independent registered public accounting firm; review and evaluation of matters within the scope of the accountants' duties; review with the independent registered public accounting firm of the plan and results of the auditing engagement and the adequacy of the Trust's system of internal accounting controls; review of each professional service provided by the independent registered public accounting firm prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee of the Board. The Nominating Committee of the Board held no meetings during the fiscal year ended December 31, 2005. The purpose of the Nominating Committee is to propose to the Board of Trustees candidates for election as Trustees of the Trust. The Nominating Committee will consider nominees recommended by shareholders; recommendations should be sent to the Secretary of the Trust.


Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the complex of funds advised by the Advisor and its affiliates and other public directorships.

Each of the Trustees oversees all of the seven mutual funds that make up the Sentinel Variable Products Trust. Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72, or until his or her death, resignation, or removal as provided in the Funds' Declaration of Trust or by statute.


                             Position and
                             Length of Time    Principal Occupation(s)                        Public
Name, Address and Age        Served            During Past Five Years                         Directorships
-----------------------------------------------------------------------------------------------------------
William D. McMeekin (61)     Trustee           Executive Vice President, Commercial Services     None
One National Life Drive      since 2000        - TD Banknorth, N.A. (formerly Banknorth
Montpelier, VT  05604                          Vermont) since June 2005; Senior Vice
                                               President and Senior Lending Officer,
                                               Banknorth Vermont, 2001 to 2005; Community
                                               President - The Howard Bank, 2000 to 2001

William G. Ricker (66)       Trustee           Former President - Denis Ricker & Brown           None
One National Life Drive      since 2000        (Insurance Agency), 1980 to 2001)
Montpelier, VT  05604


Certain biographical and other information relating to the Trustees who is an officer and "interested person" of the Trust as defined in the Investment
Company Act of 1940 (the "interested person") and to the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of Funds overseen and public directorships held.

Name, Address, Age           Position and                                                           Public
                             Length of Time       Principal Occupation(s)                         Directorships
                             Served               During Past Five Years
----------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay (56)       Chair, since 2004;    National Life Holding Company (a mutual       Sentinel Funds (16)
National Life Drive          Chief Executive       insurance company) and National Life -
Montpelier, VT  05604        Officer 2004-2005     Chairman of the Board, President and Chief
                                                   Executive Officer, since 2002; President
                                                   and Chief Operating Officer, 1996 to 2001;
                                                   Sentinel Group Funds, Inc. and Sentinel
                                                   Pennsylvania Tax-Free Trust ("Sentinel
                                                   Funds")  - Chairman, since 2003; Chief
                                                   Executive Officer, 2003-2005

Christian W. Thwaites (48)   President and Chief   Advisor  - President & Chief Executive        Sentinel Funds (16)
One National Life Drive      Executive Officer,    Officer, since 2005; National Life -
Montpelier, VT  05604        since 2005            Executive Vice President, since 2005;
                                                   Sentinel Funds - President, Chief
                                                   Executive Officer and Director/Trustee,
                                                   since 2005; Sentinel Financial
                                                   Services Company ("SFSC")
                                                   - Chief Executive Officer
                                                   since 2005, President 2005 to 2006;
                                                   Sentinel Administrative Services,
                                                   Inc. ("SASI") - President
                                                   & Chief Executive Officer
                                                   since 2005; Sentinel
                                                   Advisors Company ("SAC")
                                                   and Sentinel
                                                   Administrative Services
                                                   Company ("SASC") -
                                                   President & Chief
                                                   Executive Officer 2005 to
                                                   2006; Skandia Global
                                                   Funds - Chief Executive
                                                   Officer, 1996 to 2004



Name, Address, Age           Position and                                                           Public
                             Length of Time       Principal Occupation(s)                         Directorships
                             Served               During Past Five Years
----------------------------------------------------------------------------------------------------------------

Thomas P. Malone (50)        Vice President and    SASI- Vice President, since 2006; Sentinel         N/A
One National Life Drive      Treasurer, since      Funds - Vice President and Treasurer,
Montpelier, VT 05604         2000                  since 1997; SASC - Vice President 1998 to
                                                   2006

John K. Landy (46)           Vice President,       SASI- Senior Vice President, since 2006;           N/A
One National Life Drive      since 2004            Vice President, 1997 to 2004; Sentinel
Montpelier, Vermont 05604                          Funds - Vice President, since 2003; SASC -
                                                   Senior Vice President 2004 to 2006

Scott G. Wheeler (40)        Assistant Vice        SASI - Assistant Vice President, since             N/A
One National Life Drive      President and         2006; Sentinel Funds  - Assistant Vice
Montpelier, Vermont 05604    Assistant             President and Assistant Treasurer, since
                             Treasurer, since      1998; SASC - Assistant Vice President 1998
                             2004                  to 2006

Kerry A. Jung (32)           Secretary,            National Life - Senior Counsel, since 2005;        N/A
One National Life Drive      since 2005             Sentinel Funds  - Secretary, since 2005;
Montpelier, VT  05604                              ESI;  Advisor;  SFSC - Counsel, since 2005;
                                                   SASI - Counsel, since
                                                   2006; SASC - Counsel,
                                                   2005 to 2006; Strong
                                                   Financial Corporation -
                                                   Managing Counsel,
                                                   2004-2005; Associate
                                                   Counsel, 2000 to 2004

D. Russell Morgan (50)       Chief Compliance      Advisor; National Variable Annuity Account         N/A
One National Life Drive      Officer, since        II; National Variable Life Insurance
Montpelier, Vermont 05604    2004; Secretary,      Account - Chief Compliance
                             2000 - 2005           Officer, since 2004; Sentinel Funds
                                                   - Chief Compliance Officer, since 2004;
                                                   Secretary, 1988-2005; National Life -
                                                   Assistant General Counsel,
                                                   2001 to 2005; Senior Counsel, 2000 to 2001;
                                                   ESI - Counsel, 1986 to 2005; Advisor,
                                                   SFSC,  SASC - Counsel, 1993 to 2005


Except for Mr. Morgan, the officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. The Trust pays to each Trustee who is not an affiliate of the Advisor a fee of $1,500 for each meeting of the Board of Trustees attended by the Trustee. It is expected that the Board of Trustees will meet four times per year. The Trust also reimburses trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The following table sets forth compensation for the fiscal year ended December 31, 2005 paid by the Trust to its Trustees and Officers:

                        Aggregate        Pension or Retirement
Name of                 Compensation     Benefits Accrued as Part   Total
Trustee                 from the Trust   of Fund Expenses           Compensation
-------                 --------------   ----------------           ------------
William D. McMeekin     $6,000           None                       $6,000
D. Russell Morgan(1)    $6,971           $1,042                     $8,013
William G. Ricker       $6,000           None                       $6,000

(1)Mr. Morgan was also reimbursed out-of-pocket business expenses.


Share Ownership. Because the Funds of the Trust offer shares only to separate accounts of National Life Insurance Company, none of the Trustees owns any shares of any of the Funds.

Thomas H. MacLeay, the Chairman and Chief Executive Officer of the Funds, is an "interested person" of the Funds because he is also Chairman, President, and Chief Executive Officer of National Life Holding Company. As such, he may be deemed to control the Advisor.

Code of Ethics

The Trust's Board of Trustees has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 and the Advisor and the principal underwriter have each adopted a Code of Ethics. These Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

                               PORTFOLIO MANAGERS

Portfolio Manager Compensation


All portfolio managers are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

Incentive compensation can be a significant portion of total compensation. Incentive compensation is primarily based on pre-tax investment performance of the series of Sentinel Group Funds, Inc. ("Sentinel retail funds") managed by the portfolio managers relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Each portfolio manager, other than Ms. Loomis and Ms. Sweet, also manage a Sentinel retail fund.

Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz is deferred and invested in one or more Sentinel retail funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for the National Life and its affiliates, an evaluation of individual performance, and other factors they determine.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.


Portfolio Managers' Fund Ownership

Because the Funds of the Trust offer shares only to separate accounts of National Life Insurance Company, none of the portfolio managers of the Funds owns any shares of any of the Funds.

Conflicts of Interest

In addition to managing the assets of one or more Funds, each portfolio manager has responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager(s) of each Fund other than the Money Market Fund, the number and asset size of the following types of accounts that they manage: (1) SEC registered investment companies (or series thereof) other than the Funds and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of December 31, 2005. None of the portfolio managers managed a pooled investment vehicle other than registered investment companies.


             Portfolio Managers' Management of Registered Investment
                      Companies/Series Other Than the Trust


                                                      Number of
                                                      Companies/
                         Number of                    Series with     Total Assets of Companies/
                         Companies/   Total Assets    Performance     Series with
Portfolio Manager        Series       (in millions)   Based Fee       Performance-Based Fee
--------------------------------------------------------------------------------------------------
David M. Brownlee        4            $  578.2        None            None
Robert L. Lee            2            $  273.0        None            None
Daniel J. Manion         2            $1,302.8        None            None
Betsy Pecor              1            $1,385.3        None            None
Charles C. Schwartz      1            $1,385.3        None            None



                   Portfolio Managers' Management of Accounts
                     That Are Not Pooled Investment Vehicles
                                                                           Total Assets of
                                                      Number of Accounts   Accounts with
                         Number of                    with Performance     Performance-Based
Portfolio Manager        Accounts      Total Assets   Based Fee            Fee
---------------------------------------------------------------------------------------------
David M. Brownlee        7             $3,072.9       None                 None
Robert L. Lee            2             $6.8           None                 None
Daniel J. Manion         5             $102.5         None                 None
Charles C. Schwartz      2             $13.0          None                 None

-----------------------------------------------------------------------------------------

The Advisor is an indirect wholly owned subsidiary of the National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business, National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund, Sentinel retail fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts and/or Sentinel retail funds in addition to the Fund, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.


                     PRINCIPAL SHAREHOLDER AND VOTING RIGHTS

It is expected that all of the shares of the Trust will be legally owned by various separate accounts of National Life which serve as investment vehicles for National Life's variable life insurance and variable annuity contracts, or by National Life in its general account.

As the legal owner of the Trust shares, National Life has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, National Life will vote Trust shares at meetings of the shareholders of the Trust or Fund in accordance with instructions of policyowners. National Life will vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received.

If there is a shareholder vote, National Life will send policyowners proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Funds that correspond to the accounts in which his or her policy values are allocated. The Trust will determine the number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions by dividing the policy's value in that account by the net asset value per share of the corresponding Fund as of the record date for the shareholder meeting. For each share of a Fund for which policyowners have no interest, including any shares held in National Life's general account, National Life will cast votes, for or against any matter, in the same proportion as policyowners provide voting instructions.

If required by state insurance officials, National Life may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Funds, or to approve or disapprove an investment policy or investment adviser of one or more of the Funds. In addition, National Life may disregard voting instructions in favor of certain changes initiated by a policyowner or the Fund's Board of Trustees if its disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund's objectives and purposes, and the effect the change would have on National Life. If National Life disregards voting instructions, it will advise policyowners of that action and National Life's reasons for it in the next report to policyowners.

None of the Trustees or officers of the Trust own any shares of the Trust, as they are available only to the separate accounts of National Life to serve as investment vehicles for its variable life insurance and variable annuity contracts.

                             THE INVESTMENT ADVISOR


The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont corporation which is an indirect wholly owned subsidiary of National Life Holding Company.


As compensation in full for services rendered under its advisory agreement applicable to the Funds, the Trust will pay to the Advisor a monthly fee determined as follows:

     (1) With respect to the Common Stock, Mid Cap Growth and Small Company
Funds: 0.50% per annum on the first $20 million of average daily net assets of each such Fund; 0.40% per annum on the next $20 million of such assets of each such Fund; and 0.30% per annum on such assets of each such Fund in excess of $40 million.

     (2) With respect to the Growth Index Fund: 0.30% per annum on the average daily net assets of the Fund.

     (3) With respect to the Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

     (4) With respect to the Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

     (5) With respect to the Money Market Fund: 0.25% per annum on the average daily net assets of the Fund.


During the fiscal years ended December 31, 2005, 2004 and 2003, the Advisor was entitled to receive from the Trust management fees totaling $881,688, $812,267 and $559,599, respectively, before the expense reimbursements described below.

The Advisor has voluntarily agreed for a period at least until December 31, 2006, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Balanced Fund                      0.79%
         Bond Fund                          0.67%
         Common Stock Fund                  0.66%
         Growth Index Fund                  0.60%
         Mid Cap Growth Fund                0.82%
         Money Market Fund                  0.40%
         Small Company Fund                 0.74%

These arrangements may be changed or terminated at any time after December 31, 2006. Except for the Balanced and Bond Fund, for which the above caps refer to expense ratios before expense offsets, the Funds' expense caps are applied after expense offsets, which may have the effect that reported expense ratios, which are before expense offsets, are slightly higher than the caps shown above.

During the fiscal years ended December 31, 2005, 2004 and 2003 the total of waivers and reimbursements from the Advisor to the Trust was $106,127, $123,511 and $190,109, respectively.

The Trust's advisory agreement pertaining to the Funds other than the Balanced and Bond Funds was initially approved by the Trust's sole shareholder on November 15, 2000, and last approved by the Trust's Board of Trustees on November 11, 2005. The Trust's advisory agreement for the Balanced and Bond Funds was initially approved by the shareholders on January 23, 2004 and last approved by the Trust's Board of Trustees on November 11, 2005. Each advisory agreement must each be approved annually by vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or "interested persons", as defined in the Investment Company Act of 1940, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Trust's advisory agreements for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Fund.


Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

                             PROXY VOTING PROCEDURES


The Trust has adopted Proxy Voting Procedures pursuant to which the Board of Trustees delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as part of its general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-537-7003, at http://www.nationallife.com under the "Quick Picks" menu (choose "Prospectuses"), or at the SEC's website at http://www.sec.gov.


                   SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS


Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:
         (i) information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;
         (ii) information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;
         (iii) information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling broker-dealers of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:
         (iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and
         (v) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information, and a copy of each such release must be sent to the Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Board of Trustees or its counsel; persons who owe a fiduciary or other duty of trust or confidence to the Trust, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

o   Board
o   Funds' Independent Registered Public Accounting Firm
o   Funds' custodian
o   Funds' transfer agent
o   Funds' administrator agent (in connection with accounting services)
o   Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

                              PRINCIPAL UNDERWRITER

ESI acts as the principal underwriter of shares of the Funds. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. ESI receives no compensation from the Trust for acting as principal underwriter. Under the Participation Agreement, ESI shall use its best efforts to continuously offer the Funds' shares to separate accounts of National Life Insurance Company. This contract may be terminated by either party thereto on 60 days' written notice, without penalty, and it terminates automatically in the event of its assignment. The Participation Agreement of the Trust must be approved annually in one of the same ways as described above for the advisory agreement.

                           THE FUND SERVICES AGREEMENT


Sentinel Administrative Services, Inc. ("SASI"), in accordance with its Fund Services Agreement with the Trust, provides the Funds with certain transfer agency, fund accounting and financial administration services.

For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services, and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. The fixed fee is subject to increase under inflation clauses, to the extent approved by the Board of Trustees. Fees are payable monthly in arrears. During the fiscal years ended December 31, 2005, 2004 and 2003, the Trust paid SASI (or its predecessor) a total of $237,616, $215,850 and $155,186, respectively, for transfer agency and fund accounting and financial administration services.

SASI, the successor to Sentinel Administrative Services Company, is a wholly owned subsidiary of the Advisor.

The Trust's Fund Services Agreement was approved by the Trust's sole shareholder on November 15, 2000. The Agreement was last approved by the Trust's Board of Trustees on November 11, 2005. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or interested persons, as defined in the Investment Company Act of 1940, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASI and by SASI on 60 days' notice to the Fund.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds' policy, in the case of listed securities, is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are generally made for investment and not for trading purposes. Subject to the direction and control of the Board of Trustees and in accordance with its advisory agreement, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor.

In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.


The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers have included Advent Software, Interactive Data, Omgeo, Sungard, Liquidnet, Inc., Instinet, TradeWare Systems LLC, Plexus, ITG, IRRC, Institutional Investor Services, Factset, Standard & Poor's, Thomson Financial, Telemet, OPRA, Dow Jones, Bloomberg, Genesis, CSFB Holt, Wilshire, SNL, Briefing.com, Ned Davis Research, Empirical Research, ISI Group, BCA Research, LJR Great Lakes Review, Sidoti, Topaz Investment Advisors LLC, Morningstar, KDP Investment Advisors, Fridson Vision LLC, Wall Street Analytics, Inc., A. Gary Shilling Insights, InvestmentWires, Russell, Reuters, Hub Data, Municipal Market Advisors, Market Axess, NAIC, The Precursor Group, American Stock Exchange, New York Stock Exchange, Lipper Inc., Moody's, Value Line Publishing, Inc., Wall Street Journal, New York Times, Zacks Investment Research, Zephyr, CheckFree and Credit Sights.


The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or its affiliates in managing their other client accounts, as well as the Funds. However, the Advisor and its affiliates use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. Such commissions were allocated on the basis of research and statistical or other services provided by the dealer.

For the fiscal periods ended December 31, 2005, 2004 and 2003, brokerage commissions paid by each Fund were as follows:



                                   Fiscal Year            Fiscal Year             Fiscal Year
                                   Ended                  Ended                   Ended
       Fund                        12/31/2005             12/31/2004              12/31/2003
       --------------------------- ---------------------- ----------------------- -------------------------
       Balanced                          7,471                     20,263             20,812
       Bond                                N/A                        N/A                N/A
       Common Stock                     33,800                    $81,673           $122,220
       Growth Index                      2,238                      1,940              3,396
       Mid Cap Growth                  110,914                     84,105             67,178
       Money Market                        N/A                        N/A                N/A
       Small Company                   109,682                     81,897             68,269
       --------------------------- ---------------------- ----------------------- -------------------------
            TOTAL                      264,105                   $269,877           $281,875

Of the total commissions paid by the Funds in 2005, 70.3%% was allocated to brokers or dealers whose furnishing of research information was a factor in their selection.


                               PORTFOLIO TURNOVER


Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended December 31, 2005 and December 31, 2004 the Funds had the following rates of portfolio turnover:

Fund                                     2005         2004
----                                     ----         ----
Balanced                                 189%         230%
Bond                                     386%         383%
Common Stock                              22%          51%
Growth Index                              47%          41%
Mid Cap Growth                           163%         109%
Small Company                             70%          52%

                                 CAPITALIZATION

The Trust's shares of beneficial interest are fully paid and non-assessable. Each share of the Trust is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Trust vote as a single class.

The proceeds from the sale of shares of each Fund of the Trust and all income, earnings and profits therefrom irrevocably appertain to that Fund. Each such Fund records all liabilities (including accrued expenses) in respect of such Fund, as well as a share of such liabilities (including general liabilities of the Trust) in respect to two or more Funds, in proportion to their average net assets. If any reasonable doubt exists as to the Fund to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Trust, the shareholders of each Fund of the Trust are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Trust distributed ratably per share, regardless of the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of National Life Insurance Company. In the future, the Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to other separate accounts of National Life, to support variable life insurance policies or variable annuity contracts, or shares may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to National Life Insurance Company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales or redemption charges.

On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

                        DETERMINATION OF NET ASSET VALUE


The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed once on each business day that the New York Stock Exchange is open.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded after the close of these markets, generally 4:00 p.m. (Eastern Time). Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean between the current bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. Such valuations will reflect the last reported trade for such security, unless the pricing service believes such last reported trade does not accurately reflect the current value of the security or no such trades are available. The mean price is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued on their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.

When there are no "readily available market quotations" for a security, the Funds may employ "fair value" pricing procedures adopted by the Funds' Board of Directors/Trustees. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include: (a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and (d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures are usually required.

                                      TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Fund's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Fund shares.

Each Fund supports variable life insurance and variable annuity contracts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.


Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.


The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.


                               GENERAL INFORMATION


Copies of the Trust's Declaration of Trust, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC, to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street Bank and Trust Company or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. SASI is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Trust should be mailed to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604,
Attn: Registered Insurance Contracts.

The independent registered public accounting firm for the Trust is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Trust.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.


                              FINANCIAL STATEMENTS


Audited financial statements for the Trust at December 31, 2005 and for the fiscal years in the period then ended are incorporated by reference to the Trust's 2005 Annual Report.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS


           MOODY'S INVESTORS SERVICE ("MOODY'S") ISSUE CREDIT RATINGS

MOODY'S LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                   APPENDIX B
                             PROXY VOTING PROCEDURES

                         SENTINEL ASSET MANAGEMENT, INC.
                     PROXY VOTING PHILOSOPHY AND PROCEDURES

                            REVISED FEBRUARY 15, 2005
The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. ("the Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

SENTINEL ASSET MANAGEMENT PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

FIDUCIARY RESPONSIBILITY
The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.


USING MANAGEMENT GUIDANCE
The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, Sentinel Group Fund shareholders, the Company's clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.


POLICY ON BOARD OF DIRECTORS
The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

POLICY ON AUDIT COMMITTEE
The Company believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

POLICY ON PROXY CONTEST DEFENSES/ANTI-TAKEOVER MEASURES
The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

o   Classification of the Board of Directors
o   Shareholder rights plans (poison pills)
o   Greenmail
o   Supermajority rules to approve mergers or amend charter or bylaws
o Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

o   Rescind or prohibit any of the above-anti-takeover measures
o   Annual voting of directors; repeal classified boards
o   Adoption of confidential voting
o   Adoption of cumulative voting
o   Redeem shareholder rights plans
o   Proposals that require shareholder approval of rights plans (poison pills)

POLICY ON CAPITAL STRUCTURE
The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

POLICY ON EXECUTIVE AND DIRECTOR COMPENSATION
The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

POLICY ON MERGERS AND CORPORATE RESTRUCTURINGS
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.


SOCIAL AND ENVIRONMENTAL ISSUES
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

o    allow shareholder control of corporate charitable contributions
o    exit the nuclear power business
o    adopt the MacBride Principles
o    adopt the Valdez Principles
o    stop doing business with the US Department of Defense
o    stop using animals for product testing
o    make donations to a pro-life or pro-choice advocate
o    stop donations to a pro-life or pro-choice advocate
o    move its annual meeting to a town with better public transportation

While The Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES
Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
o Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.
o Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.
o Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).
o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                                     Part C

                                Other Information

Item 23.    Exhibits

     (a)(1)    Declaration of Trust of the Registrant.(1)
     (a)(2)    Amendment to Declaration of Trust of Registrant
     (a)(3) Form of Instrument of Establishment, Designation, Preferences, Rights and Limitations of Series of Shares creating Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund.(5)
     (b)       None.
     (c) Portions of the Declaration of Trust of the Registrant defining the rights of holders of shares of the Registrant.(2)
     (d)(1) Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and Sentinel Asset Management, Inc. ("Advisor").(3)
     (d)(2) Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund, and the Advisor.(4)
     (e) Participation Agreement between the Registrant, National Life Insurance Company and Equity Services, Inc. ("ESI").(3)
     (f)       None.
     (g) Custody Contract between the Registrant and State Street Bank and Trust Company.(3)
     (h) Fund Services Agreement between the Registrant and Sentinel Administrative Services, Inc., (as successor to Sentinel Administrative Service Corporation.)(3)
     (i)       Opinion and consent of Brown and Wood LLP.(3)
     (j) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.
     (k)       (1) Not applicable
     (1)       Certificate of Sole Shareholder.(3)
     (m)       None
     (n)       None.
     (o)       Reserved.
     (p)       (1) Code of Ethics of the Trust, as amended through December 8,
               2005
               (2) Code of Ethics of Sentinel Asset Management, Inc., as amended through April 6, 2006
               (3) Code of Ethics of Equity Services, Inc. as amended through January 12, 2005
     (q)(1) Power of Attorney (W. G. Ricker) (q)(2) Power of Attorney (W. D. McMeekin)

(1) Filed on April 28, 2000 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File 333-35832) (the "Registration Statement").
(2) Reference is made to Article 1, Article 4 (Sections 4.2, 4.3, 4.8, 4.9.3, 4.9.5, 4.9.5.5, 4.9.5.6), Article 5 (Sections 5.4, 5.6, 5.8, 5.10, 5.10.1, 5.11,
5.11.1, 5.11.7), Article 8 (Sections 8.1, 8.5, 8.6), Article 9 (Sections 9.1,
9.2.2), Article 10 (Sections 10.1, 10.1.1, 10.2, 10.5, 10.5.1, 10.5.2), Article
11 (Section 11.3), Article 12.
(3) Filed on October 18, 2000 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(4) Filed on February 14, 2003 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(5) Filed on May 1, 2003 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

Item 24. Persons Controlled by or under Common Control with the Registrant

     None.

Item 25. Indemnification

Article 10.5 of the Registrant's Declaration of Trust, incorporated by reference to Exhibit (a) hereto, provides for the indemnification of the Registrant's trustees and officers.

In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her bad faith, willful misfeasance, or reckless disregard of the duties involved in the conduct of his or her office. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act"), and Release No. 11330 under the 1940 Act in connection with any indemnification.

The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Trustee" (as defined in each Indemnification Agreement), if he is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Trustees for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable trustee or on his behalf in connection with a Proceeding, to the maximum extent permitted by Delaware law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation
Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 3817 of the Delaware Statutory Trust Act. The Registrant also shall indemnify a Disinterested Trustee for and against all expenses actually and reasonably incurred by such Disinterested Trustee or on his behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Trustee for insider trading or disgorgement of profits by such Disinterested Trustee pursuant to Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Trustee otherwise would be subject by reason of such Disinterested Trustee having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. Trustees and officers of the Registrant are also covered by directors and officers liability insurance policies that became effective as to it on March 14, 2000, with a total coverage of $35,000,000.

Item 26.    Business and Other Connections of the Investment Adviser

Information on the Advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27.    Principal Underwriters

     (a) The Registrant's principal underwriter, ESI, also serves as principal underwriter for the National Variable Life Insurance Account and the National Variable Annuity Account II.

     (b) As to each officer of ESI:

------------------------------------------ ----------------------------------------- -----------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*       POSITIONS AND OFFICES WITH ESI            POSITIONS AND OFFICES WITH REGISTRANT
------------------------------------------ ----------------------------------------- -----------------------------------------
Kenneth R. Ehinger                         Chief Executive Officer & Director        Senior Vice President - NL Financial
                                                                                     Alliance
------------------------------------------ ----------------------------------------- -----------------------------------------
Christopher Maryanopolis                   President                                 None
------------------------------------------ ----------------------------------------- -----------------------------------------
Stephen A. Englese                         Senior Vice President                     None
------------------------------------------ ----------------------------------------- -----------------------------------------
Gregory D. Teese                           Vice President - Compliance & Chief       None
                                           Compliance Officer
------------------------------------------ ----------------------------------------- -----------------------------------------
Isabelle Keiser                            Vice President                            None
------------------------------------------ ----------------------------------------- -----------------------------------------
James Canavan                              Assistant Vice President                  None
------------------------------------------ ----------------------------------------- -----------------------------------------
Kerry A. Jung                              Counsel                                   Senior Counsel
------------------------------------------ ----------------------------------------- -----------------------------------------
Sharon E. Bernard                          Treasurer & Controller                    None
------------------------------------------ ----------------------------------------- -----------------------------------------
James K. McQueston                         Secretary                                 Assistant General Counsel & Secretary
------------------------------------------ ----------------------------------------- -----------------------------------------
Kathy M. Trussell                          Assistant Secretary                       Senior Paralegal &Assistant Secretary
------------------------------------------ ----------------------------------------- -----------------------------------------
Frederick S. Campbell-Mohn                 Tax Officer                               Assistant Tax Officer
------------------------------------------ ----------------------------------------- -----------------------------------------
George Gulian, Jr.                         Tax Officer                               Assistant Tax Officer
------------------------------------------ ----------------------------------------- -----------------------------------------
Alfred J. Warburton                        Tax Officer                               Assistant Tax Officer
------------------------------------------ ----------------------------------------- -----------------------------------------
Thomas H. MacLeay                          Chairman                                  Chairman, President & & Chief Executive
                                                                                     Officer
------------------------------------------ ----------------------------------------- -----------------------------------------
Edward J. Bonach                           Director                                  Executive Vice President & Chief
                                                                                     Financial Officer
------------------------------------------ ----------------------------------------- -----------------------------------------

The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c) Not applicable.

Item 28. Location of Accounts and Records

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder:

     (a) Sentinel Administrative Services, Inc.
         National Life Drive
         Montpelier, Vermont 05604
         Rule 31a-1(a)
         Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
         Rule 31a-2(a)(b)(c)(f)

     (b) Sentinel Asset  Management, Inc.
         National Life Drive
         Montpelier, Vermont 05604
         Rule 31a-1(a)(9)(10)(11)
         Rule 31a-1(d)(f)
         Rule 31a-2(a)(c)(f)

     (c) Equity Services, Inc.
         National Life Drive
         Montpelier, Vermont  05604
         Rule 31a-1(d)
         Rule 31a-2(c)

     (d) National Life Insurance Company Records Center
         One National Life Drive
         Montpelier, VT  05604

Item 29. Management Services
     Not applicable.

Item 30. Undertakings
     Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, on the 1st day of May, 2006.

                                     SENTINEL VARIABLE PRODUCTS TRUST
                                              (Registrant)

                                     By: /s/ CWT
                                         ---------------------------------------
                                          Christian W. Thwaites,
                                          President & Chief Executive Officer


         As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated.

Signature                              Title                        Date

                                 Chairman
/s/ THM                                                      May 1, 2006
-----------------------------
Thomas H. MacLeay

/s/ CWT                          President & Chief
-----------------------------    Executive Officer
Christian W. Thwaites            (Principal Executive
                                 Officer)                    May 1, 2006


/s/ WDM                          Trustee                     May 1, 2006
---------------------------
William D. McMeekin*


/s/ WGR                          Trustee                     May 1, 2006
---------------------------
William G. Ricker*


/s/TPM                           Vice President and          May 1, 2006
-----------------------------    Treasurer
Thomas P. Malone                 (Principal Financial Officer)

*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 8 to this Registration Statement.


/s/KAJ
----------------------------
Kerry A. Jung

                                  EXHIBIT INDEX


(a)(2)    Amendment to Declaration of Trust of Registrant

(j) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.

(p)(1)    Code of Ethics of the Trust, as amended through December 8, 2005

(p)(2) Code of Ethics of Sentinel Asset Management, Inc., as amended through April 6, 2006

(p)(3)    Code of Ethics of Equity Services, Inc.

(q)(1)    Power of Attorney (W. G. Ricker)

(q)(2)    Power of Attorney (W. D. McMeekin)